                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ALLEGHENY TELEDYNE INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

* No fee required

RICHARD P. SIMMONS
Chairman,
President and Chief Executive Officer
                                                       [Allegheny Teledyne Logo]

                                                              1000 Six PPG Place
                                                       Pittsburgh, PA 15222-5479

                                                                  March 18, 1999

To our Stockholders:

     We are pleased to invite you to attend the 1999 Annual Meeting of Stockholders. The meeting will be held on Thursday, May 13, 1999, in the Room 1000 Auditorium, 10th Floor, Two Mellon Bank Center, 435 Fifth Avenue, Pittsburgh, Pennsylvania.

     This booklet includes the notice of meeting as well as the Company's proxy statement. Enclosed with this booklet are the following:

     - Proxy or voting instruction card (including instructions for telephone and internet voting)

     - Proxy or voting instruction card return envelope (postage paid if mailed in the U.S.)

     A copy of the Company's Annual Report for 1998 is also enclosed. If you are a stockholder of record, you will also receive an admission ticket request card.

     Please read the proxy statement and vote your shares as soon as possible. We encourage you to take advantage of voting by telephone or internet as explained on the enclosed proxy or voting instruction card. Or, you may vote by completing, signing and returning your proxy or voting instruction card in the enclosed postage-paid envelope. It is important that you vote, whether you own a few or many shares and whether or not you plan to attend the meeting.

     If you are a stockholder of record and plan to attend the meeting, please return the enclosed postage-paid admission ticket request card so that we can send your admission ticket to you before the meeting.

     We look forward to seeing as many of you as possible at the 1999 Annual Meeting.

                                        Sincerely,
                                        /s/ R.P. Simmons
                                        R. P. Simmons

                        ALLEGHENY TELEDYNE INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MEETING DATE:          Thursday, May 13, 1999

TIME:                  11:00 A. M., Pittsburgh Time

PLACE:                 Room 1000 Auditorium, 10th Floor
                       Two Mellon Bank Center (Union Trust Building)
                       435 Fifth Avenue
                       Pittsburgh, Pennsylvania

RECORD DATE:           March 15, 1999

AGENDA

1) Election of a class of five directors for a three-year term;

2) Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 1999; and

3) Transaction of any other business properly brought before the meeting.

STOCKHOLDER LIST

A list of stockholders entitled to vote will be available during business hours for ten days prior to the meeting at the Company's executive offices, 1000 Six PPG Place, Pittsburgh, Pennsylvania, for examination by any stockholder for any legally valid purpose.

ADMISSION TO THE MEETING

Allegheny Teledyne stockholders or their authorized representatives by proxy may attend the meeting. If you are a stockholder of record and you plan to attend the meeting, please complete and promptly return the enclosed postage-paid ticket request card so an admission ticket can be mailed to you. If your shares are held through an intermediary such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

By order of the Board of Directors
/s/ Jon D. Walton
Jon D. Walton
Senior Vice President, General Counsel
and Secretary

Dated: March 18, 1999

PROXY STATEMENT
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                              PAGE
                                                              ----
Notice of Annual Meeting of Stockholders....................    --
Voting Procedures...........................................     1
Board Composition and Practices.............................     2
Item A on Proxy Card--Election of Directors.................     2
Committees of the Board of Directors........................     6
Director Compensation.......................................     8
Item B on Proxy Card--Ratification of Independent
  Auditors..................................................     9
Other Business..............................................     9
Stock Ownership Information.................................    10
     Compliance with Section 16(a) Reporting................    10
     Five Percent Owners of Common Stock....................    10
     Stock Ownership of Management..........................    11
Report on Executive Compensation............................    12
Executive Compensation......................................    17
     Summary Compensation Table.............................    17
     Stock Options..........................................    19
     Long-Term Incentive Program............................    20
     Pension Plans..........................................    21
     Employment Agreements..................................    22
Cumulative Total Stockholder Return.........................    23
Certain Transactions........................................    24
Other Information...........................................    26
     Annual Report on Form 10-K.............................    26
     2000 Annual Meeting and Stockholder Proposals..........    26
     Proxy Solicitation.....................................    26

                             YOUR VOTE IS IMPORTANT

     PLEASE VOTE AS SOON AS POSSIBLE. YOU CAN HELP ALLEGHENY TELEDYNE REDUCE EXPENSES BY VOTING YOUR SHARES BY TELEPHONE OR INTERNET; YOUR PROXY CARD CONTAINS THE INSTRUCTIONS. OR, COMPLETE, SIGN AND DATE YOUR PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                              PROXY STATEMENT FOR
                      1999 ANNUAL MEETING OF STOCKHOLDERS

VOTING PROCEDURES
--------------------------------------------------------------------------------

WHO MAY VOTE
      If you were a stockholder on the books of the Company at the close of business on March 15, 1999 you may vote at the annual meeting. On that day, there were 193,696,608 shares of our Common Stock outstanding.

     Each share is entitled to one vote. In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the meeting.

METHODS OF VOTING
      All stockholders may transmit their proxy votes by mail. Stockholders of record can also vote by telephone or internet. Stockholders who hold their shares through a bank or broker can vote by telephone or internet if their bank or broker offers those options.

- BY MAIL. Stockholders may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

- BY TELEPHONE OR INTERNET. Stockholders of record may vote by using the toll-free number or internet website address listed on the proxy card. Participants who hold stock in Company employee benefit plans also may vote by telephone or the internet. Your proxy card contains a Control Number that will identify you as a stockholder when you vote by telephone or internet. You may use the telephone and internet procedures to vote your shares and to confirm that your votes were properly recorded. Please see your proxy card for specific instructions.

REVOKING YOUR PROXY
      You may change your mind and revoke your proxy at any time before it is voted at the meeting by:

- sending a written notice to revoke your proxy to the Secretary of the Company;

- transmitting a proxy at a later date than your prior proxy either by mail, telephone or internet;

- attending the annual meeting and voting in person or by proxy (except for shares held in the employee plans described below).

VOTING BY EMPLOYEE BENEFIT PLAN PARTICIPANTS
      Participants who hold Common Stock in one of the Company's defined contribution savings or retirement or stock ownership plans may tell the plan trustee how to vote the shares of Common Stock allocated to their accounts. You may either sign and return the voting instruction card provided by the plan or transmit your instructions by telephone or internet. If you do not transmit instructions, your shares will be voted as the plan administrator directs or as otherwise provided in the plan.

VOTING SHARES HELD BY BROKERS, BANKS AND OTHER NOMINEES
      If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of Company Common Stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. The Company asks brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder.

CONFIDENTIAL VOTING POLICY
      The Company maintains a policy of keeping stockholder votes confidential.

BOARD COMPOSITION AND PRACTICES
--------------------------------------------------------------------------------

INFORMATION AND MEETINGS

      The Board of Directors directs the management of the business and affairs of the Company as provided in the by-laws of the Company and the laws of the State of Delaware. The Board is not involved in day-to-day operations. Members of the Board keep informed about the Company's business through discussions with the senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

     Regular meetings of the Board were held seven times in 1998. Special meetings are scheduled when required; two were held in 1998. In 1998, average attendance at Board and committee meetings was over 90%.

NUMBER OF DIRECTORS

      The Board of Directors determines the number of directors. The Board currently consists of 14 members.

DIRECTOR TERMS

      The directors are divided into three classes and the directors in each class serve for a three-year term. The term of one class of directors expires each year at the annual meeting of stockholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced. The Board may also create a new director position in any class and elect a director to hold the newly created position until the term of the class expires.

ITEM A ON PROXY CARD -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      The Board of Directors has nominated for election this year the class of five incumbent directors whose terms expire at the 1999 Annual Meeting.

     The nominees include Frank J. Lucchino who was elected by the Board in December 1998. The United Steelworkers of America ("USWA") proposed the nomination of Mr. Lucchino as agreed to in connection with the 1998 labor negotiations with Allegheny Ludlum Corporation, a subsidiary of the Company. At that time, the Company agreed that the International President of the USWA may propose a nominee for election as a director of the Company to the Company's Chairman, President and Chief Executive Officer. The USWA nominee is to be a prominent individual with experience in public service, labor, education or business who meets the antitrust and conflicts of interest screening required of all Company directors. Upon recommendation by the Committee on Governance and election to the Board, the USWA nominee is expected to serve as a director during the term of the 1998 labor agreement which expires on June 30, 2001.

     The three-year term of the class of directors nominated this year will expire at the 2002 Annual Meeting. The five individuals who receive the highest number of votes cast will be elected. Broker non-votes are not counted as votes cast.

     If you sign and return your proxy card, the individuals named as proxies in the card will vote your shares for the election of the five nominees named below, unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors. Mr. Lucchino has announced his intention to be a candidate for election as a judge in the November 1999 elections; if elected, Mr. Lucchino would not be able to complete his term on the Board. The Board of Directors has no reason to believe that any other nominee will be unable to serve.

     Background information about the nominees and continuing directors follows.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE NOMINEES.

NOMINEES - TERMS EXPIRE AT THE 2002 ANNUAL MEETING (CLASS III)

ROBERT P. BOZZONE                           Robert P. Bozzone has been Vice
Vice Chairman of the Board of the           Chairman of the Board of the Company
Company                                     since August 1996. He had served as
Director since 1996                         Vice Chairman of Allegheny Ludlum
Age: 65                                     Corporation since August 1994 and
                                            previously was President and Chief
                                            Executive Officer of Allegheny
                                            Ludlum. Mr. Bozzone is a member of
                                            the Executive Committee and a member
                                            of the Committee on Governance. He
                                            is a director of DQE, Inc., whose
                                            principal subsidiary is Duquesne
                                            Light Company.





FRANK V. CAHOUET                            Frank V. Cahouet served as the
Retired Chairman and Chief Executive        Chairman, President and Chief
Officer,                                    Executive Officer of Mellon Bank
  Mellon Bank Corporation                   Corporation, a bank holding
Director since 1996                         corporation, and Mellon Bank, N.A.
Age: 66                                     prior to his retirement on December
                                            31, 1998. Mr. Cahouet is the Chair
                                            of the Audit and Finance Committee
                                            and a member of the Committee on
                                            Governance. He is also a director of
                                            Avery Dennison Corporation, Mellon
                                            Bank Corporation, Saint-Gobain
                                            Corporation and USEC, Inc.






FRANK J. LUCCHINO                           Mr. Lucchino is a Senior Partner
Senior Partner,                             with the law firm of Grogan,
  Grogan, Graffam, McGinley & Lucchino,     Graffam, McGinley & Lucchino, P.C.,
P.C.                                        and has served as Controller of
Director since 1998                         Allegheny County, Pennsylvania,
Age: 60                                     since 1980. Mr. Lucchino is a member
                                            of the Audit and Finance Committee.
                                            He is also a director of National
                                            Steel Corporation.







W. CRAIG MCCLELLAND                         W. Craig McClelland has been
Chairman and Chief Executive Officer,       Chairman and Chief Executive Officer
  Union Camp Corporation                    of Union Camp Corporation, a
Director since 1996                         manufacturer of paper products,
Age: 64                                     since July 1994. Prior to that time,
                                            he served as President and Chief
                                            Operating Officer of Union Camp. He
                                            is the Chair of the Committee on
                                            Governance and a member of the
                                            Personnel and Compensation Committee
                                            and the Stock Incentive Award
                                            Subcommittee. He is also a director
                                            of Union Camp Corporation and PNC
                                            Bank Corp.





CHARLES J. QUEENAN, JR.                     Charles J. Queenan, Jr. is Senior
Senior Counsel,                             Counsel to Kirkpatrick & Lockhart
  Kirkpatrick & Lockhart LLP                LLP, attorneys-at-law. Prior to
Director since 1996                         January 1996, he was a partner of
Age: 68                                     that firm. Mr. Queenan is the Chair
                                            of the Personnel and Compensation
                                            Committee and a member of the
                                            Executive Committee. He is also a
                                            director of Crane Co.

CONTINUING DIRECTORS - TERMS EXPIRE AT 2000 ANNUAL MEETING (CLASS I)

DIANE C. CREEL                              Diane C. Creel is Chief Executive
Chief Executive Officer and President,      Officer and President of EarthTech,
  EarthTech                                 an international consulting
Director since 1996                         engineering firm. She is the Chair
Age: 50                                     of the Stock Incentive Award
                                            Subcommittee and a member of the
                                            Committee on Governance and the
                                            Personnel and Compensation
                                            Committee. Ms. Creel is also a
                                            member of the Boards of the
                                            Corporations and Trusts which
                                            comprise the Fixed Income Funds of
                                            the American Funds Group and a
                                            director of The B. F. Goodrich
                                            Company.





C. FRED FETTEROLF                           C. Fred Fetterolf was President and
Retired President and Chief Operating       Chief Operating Officer of Alcoa,
Officer,                                    Inc. prior to 1991. Mr. Fetterolf is
  Alcoa, Inc.                               a member of the Personnel and
Director since 1996                         Compensation Committee and the Stock
Age: 70                                     Incentive Award Subcommittee. He is
                                            also a director of Commonwealth
                                            Industries, Dentsply International
                                            Inc., Mellon Bank Corporation, Union
                                            Carbide Corporation, Praxair, Inc.
                                            and Pennzoil-Quaker State
                                            Corporation.






ROBERT MEHRABIAN                            Robert Mehrabian has been Executive
Executive Vice President of the Company     Vice President of the Company since
Director since 1996                         May 1998, having previously served
Age: 57                                     as Senior Vice President of the
                                            Company since July 1997. Dr.
                                            Mehrabian is the segment executive
                                            for the Company's Aerospace and
                                            Electronics and Industrial Segments.
                                            Prior to joining the Company, Dr.
                                            Mehrabian served as the President of
                                            Carnegie Mellon University. He is a
                                            member of the Technology Committee.
                                            Dr. Mehrabian is also a director of
                                            Mellon Bank Corporation, PPG
                                            Industries Inc. and BEI
                                            Technologies, Inc.




RICHARD P. SIMMONS                          Richard P. Simmons has been Chairman
Chairman, President and Chief Executive     of the Board of the Company since
Officer of the Company                      August 1996 and President and Chief
Director since 1996                         Executive Officer since February
Age: 67                                     1997. Previously, he was Chairman of
                                            the Board of Allegheny Ludlum
                                            Corporation. He also served as Chief
                                            Executive Officer of Allegheny
                                            Ludlum until 1990. Mr. Simmons is
                                            Chairman of the Executive Committee.
                                            He is also a director of PNC Bank
                                            Corp. and Consolidated Natural Gas
                                            Co.

CONTINUING DIRECTORS - TERMS EXPIRE AT 2001 ANNUAL MEETING (CLASS II)

PAUL S. BRENTLINGER                         Paul S. Brentlinger is a Partner of
Partner,                                    Morgenthaler Ventures, a venture
  Morgenthaler Ventures                     capital group head-quartered
Director since 1996                         in Cleveland, Ohio. Mr. Brentlinger
Age: 71                                     is Vice Chair of the Audit and
                                            Finance Committee and Chair of the
                                            Technology Committee.


RAY J. GROVES                               Ray J. Groves is Chairman of Legg
Chairman,                                   Mason Merchant Banking, Inc., a
  Legg Mason Merchant Banking, Inc.         subsidiary of Legg Mason, Inc.,
Director since 1998                         based in Baltimore, Maryland.
Age: 63                                     Previously, he had served as
                                            Chairman and Chief Executive Officer
                                            of Ernst & Young LLP until his
                                            retirement in 1994. Mr. Groves is a
                                            member of the Audit and Finance
                                            Committee and the Committee on
                                            Governance. He is also a director of
                                            American Water Works Company, Inc.,
                                            Consolidated Natural Gas Company,
                                            Electronic Data Systems Corporation,
                                            LAI Worldwide, Inc., Marsh &
                                            McLennan Companies, Inc. and RJR
                                            Nabisco, Inc.





JAMES L. MURDY                              James L. Murdy has been Chief
Executive Vice President, Finance and       Financial Officer and a Senior Vice
Administration and Chief Financial          President of the Company since
Officer                                     August 1996 and Executive Vice
of the Company                              President, Finance and
Director since 1999                         Administration since December 1996.
Age: 60                                     Mr. Murdy previously served as the
                                            Senior Vice President-Finance and
                                            Chief Financial Officer of Allegheny
                                            Ludlum Corporation. He is also a
                                            director of Federated Investors,
                                            Inc.







WILLIAM G. OUCHI                            William G. Ouchi became the Sanford
Sanford and Betty Sigoloff Professor in     and Betty Sigoloff Professor in
Corporate Renewal,                          Corporate Renewal in the Anderson
  Anderson Graduate School of               Graduate School of Management,
  Management, University of                 University of California at Los
  California at Los Angeles                 Angeles in 1998, where he previously
Director since 1996                         had been a professor of management.
Age: 55                                     Dr. Ouchi is a member of the Audit
                                            and Finance Committee, the Personnel
                                            and Compensation Committee and the
                                            Stock Incentive Award Subcommittee.
                                            He is also a director of FirstFed
                                            Financial Corp. and Sempra Energy.








JAMES E. ROHR                               James E. Rohr has been President of
President and Chief Operating Officer,      PNC Bank Corp. since 1992 and
  PNC Bank Corp.                            assumed the additional title of
Director since 1996                         Chief Operating Officer in 1998. He
Age: 50                                     is a member of the Executive
                                            Committee, the Audit and Finance
                                            Committee and the Technology
                                            Committee. He is also a director of
                                            PNC Bank Corp. and Equitable
                                            Resources, Inc.

COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

STANDING COMMITTEES

      The Board of Directors has six standing committees: Executive, Audit and Finance, Governance, Personnel and Compensation, Stock Incentive Award Subcommittee of the Personnel and Compensation Committee, and Technology. Committee members as of the record date are listed below.

EXECUTIVE COMMITTEE

      The members of the Executive Committee are:

       Richard P. Simmons (Chair)
       Robert P. Bozzone
       Charles J. Queenan, Jr.
       James E. Rohr

The Executive Committee met twice during 1998.

     The Executive Committee has broad powers to act on behalf of the Board of Directors. In practice, the Executive Committee acts when emergency issues or scheduling problems make it difficult to convene a meeting of all directors and on specific matters referred to the Committee by the Board of Directors. The Executive Committee reports all actions it takes at the next meeting of the Board.

AUDIT AND FINANCE COMMITTEE

      The members of the Audit and Finance Committee are:

       Frank V. Cahouet (Chair)
       Paul S. Brentlinger (Vice Chair)
       Ray J. Groves
       Frank J. Lucchino
       William G. Ouchi
       James E. Rohr

The Committee met six times in 1998.

     The members of the Audit and Finance Committee are not officers or employees of the Company. The independent auditors and the internal auditors have full access to the Committee and meet with the Committee, with, and on a routine basis without, management being present, to discuss all appropriate matters.

     The primary audit-related functions of the Audit and Finance Committee are to:

- Make recommendations to the Board of Directors regarding the appointment of the independent accountants for the coming year;

- Review the scope of the annual audit plan, proposed fees and other activities of the independent accountants and the audit plan of the internal auditors;

- Review with management and the independent accountants, upon completion of the annual audit, the financial statements and related reports for their adequacy and compliance with generally accepted accounting, reporting and disclosure standards; and

- Evaluate the Company's internal and external audit efforts, accounting and financial controls and business ethics policies and practices by reviewing reports by, and attending meetings with, the internal and external auditors and management.

     The primary finance-related functions of the Audit and Finance Committee are to review, evaluate and make recommendations to the Board of Directors regarding:

- Company debt and credit arrangements and other major financial proposals;

- Company relationships with banks and other financial institutions; and

- Policies with respect to dividends, capital structure and authorized stock.

COMMITTEE ON GOVERNANCE

      The members of the Committee on Governance are:

       W. Craig McClelland (Chair)
       Robert P. Bozzone
       Frank V. Cahouet
       Diane C. Creel
       Ray J. Groves

The Committee met three times in 1998.

     The Committee on Governance administers the Company's compensation programs for directors. In addition, the

Committee reviews, evaluates and makes recommendations to the Board of Directors regarding:

- Candidates for nomination as new Board members and nomination of incumbent directors as continuing Board members when their terms expire;

- Assignments to Board committees and appointments of committee chairs;

- The composition, organization and operations of the Board of Directors, including the orientation of new members and the flow of information; and

- Policies on Board tenure and the retirement or resignation of incumbent directors.

     Recommendations by stockholders of potential nominees must be directed to the Corporate Secretary in the manner specified in the Company's certificate of incorporation. See "2000 Annual Meeting and Stockholder Proposals" on page 26.

PERSONNEL AND COMPENSATION COMMITTEE

      The members of the Personnel and Compensation Committee are:

       Charles J. Queenan, Jr. (Chair)
       Diane C. Creel (Vice Chair)
       C. Fred Fetterolf
       W. Craig McClelland
       William G. Ouchi

The Committee met five times in 1998.

     None of the members of the Personnel and Compensation Committee are employees of the Company and each member is an "outside director" for the purposes of the corporate compensation provisions contained in Section 162(m) of the Internal Revenue Code.

     The Personnel and Compensation Committee, together with the Stock Incentive Award Subcommittee, established, and annually reassesses, the executive compensation program. The Committee's Report on Executive Compensation begins on page 12.

     The Committee administers the Company's incentive compensation plans, except to the extent the plans are administered by the Stock Incentive Award Subcommittee.

     The Committee also reviews, evaluates and makes recommendations to the Stock Incentive Award Subcommittee and/or the Board of Directors, and consults with the Chief Executive Officer, as appropriate, regarding:

- Executive management organization matters;

- Compensation and benefits for officers who also serve as directors of the Company;

- Compensation and benefit policies and procedures relating to officers who are statutory insiders; and

- Policy matters relating to employee benefits and employee benefit plans.

STOCK INCENTIVE AWARD SUBCOMMITTEE

      The members of the Stock Incentive Award Subcommittee are:

       Diane C. Creel (Chair)
       C. Fred Fetterolf
       W. Craig McClelland
       William G. Ouchi

The Subcommittee met five times in 1998.

     None of the Subcommittee members is an employee of the Company. Each member is a "non-employee director" for the purposes of Rule 16b-3 of the Securities and Exchange Commission and an "outside director" for the purposes of the compensation provisions of the Internal Revenue Code. See the "Report on Executive Compensation".

     The Stock Incentive Award Subcommittee is responsible for administering and making awards under the Company's stock-based incentive compensation programs for officers, referred to as "statutory insiders," who are required to file reports under Section 16 of the Securities Exchange Act of 1934.

TECHNOLOGY COMMITTEE

      The members of the Technology Committee are:

       Paul S. Brentlinger (Chair)
       Robert Mehrabian
       James E. Rohr

The Committee met once in 1998.

     The Technology Committee assesses and makes recommendations to the Board of Directors regarding:

- The impact of technologies that could materially affect the success of the Company;

- Technical capabilities of the Company; and

- Priorities, asset deployment and other matters related to the technical activities of the Company.

DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

      Directors who are not employees of the Company are paid an annual retainer fee of $28,000. Directors also are paid $1,500 for each Board meeting and $1,000 for each committee meeting attended. Each non-employee chair of a committee is paid an annual fee of $3,000. Directors who are employees of the Company do not receive any compensation for their services on the Board or its committees.

     The non-employee directors also participate in the 1996 Non-Employee Director Stock Compensation Plan ("Director Stock Plan"). The purpose of the Director Stock Plan is to provide non-employee directors with an increased personal interest in the Company's performance.

     Under the Director Stock Plan, options to purchase 1,000 shares of Common Stock are granted to non-employee directors at the conclusion of each annual meeting of stockholders. The purchase price of the Common Stock covered by these annual options is the fair market value of the Common Stock on the date the option is granted.

     The Director Stock Plan also provides that each non-employee director receives at least 25 percent of the annual retainer fee in the form of Common Stock and/or options to acquire Common Stock. Each director may elect a greater percentage. The directors also may elect to receive all or a percentage of their meeting fees in the form of Common Stock and/or options to acquire Common Stock. Options granted under this part of the Director Stock Plan are intended to provide each electing director with options having an exercise value on the date of grant equal to the foregone fees; that is, the difference between the exercise price and the market price of the underlying shares of Common Stock on the date of grant is intended to be equal to the foregone fees.

     In order to continue to attract and retain non-employee directors of exceptional ability and experience, the Company also maintains a Fee Continuation Plan for Non-Employee Directors. Under the plan, benefits are payable to a person who serves as a non-employee director for at least five years. The annual benefit equals the retainer fee in effect when the director retires from the Board. Benefits are paid for each year of the participant's credited service as a director (as defined in the plan) up to a maximum of ten years.

ITEM B ON PROXY CARD -- RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

      Ernst & Young LLP has served as independent auditors for the Company since August 15, 1996 and served as independent auditors for Allegheny Ludlum Corporation since 1980. The Board of Directors believes that Ernst & Young is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent auditors.

     The proposal to ratify the selection of Ernst & Young will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to ratify the selection of Ernst & Young LLP as independent auditors for 1999. If you specifically abstain from voting on the proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as being entitled to vote on the proposal and will not affect the outcome of the vote. If the stockholders do not ratify the selection of Ernst & Young, the Board will reconsider the appointment of independent auditors. It is expected that representatives of Ernst & Young will be present at the meeting and will have an opportunity to make a statement and respond to appropriate questions.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
                 OF THE SELECTION OF THE INDEPENDENT AUDITORS.

OTHER BUSINESS
--------------------------------------------------------------------------------

      The Company knows of no business that may be presented for consideration at the meeting other than the two action items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies in your proxy card may vote at their discretion.

     Following adjournment of the formal business meeting, Richard P. Simmons, Chairman, President and Chief Executive Officer, will address the meeting and will hold a general discussion period during which the stockholders will have an opportunity to ask questions about the Company and its business.

STOCK OWNERSHIP INFORMATION
--------------------------------------------------------------------------------

COMPLIANCE WITH SECTION 16(a) REPORTING
--------------------------------------------------------------------------------

      The rules of the Securities and Exchange Commission require that Allegheny Teledyne disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and statutory insiders. To the best of the Company's knowledge, all of the filings for the Company's directors and statutory insiders were made on a timely basis in 1998.

FIVE PERCENT OWNERS OF COMMON STOCK
--------------------------------------------------------------------------------

      As of March 15, 1999, the Company had received notice that the individuals and entities listed in the following table are beneficial owners of five percent or more of Company Common Stock.

     In general, "beneficial ownership" includes those shares a person has the power to vote or transfer, and options to acquire Common Stock that are exercisable currently or within 60 days.

                                                                Amount and Nature of    Percent
Name and Address of Beneficial Owner                            Beneficial Ownership    of Class
------------------------------------------------------------------------------------------------

Richard P. Simmons..........................................         16,346,786(a)        8.4%
1000 Six PPG Place
Pittsburgh, PA 15222

Henry E. Singleton..........................................         13,999,320           7.2%
335 North Maple Drive
Beverly Hills, CA 90210

J. P. Morgan & Co. Incorporated.............................         19,299,639(b)        9.9%
60 Wall Street
New York, NY 10260

Scudder Kemper Investments, Inc.............................         11,027,182(c)        5.7%
345 Park Avenue
New York, NY 10154

Capital Research and Management Company.....................         10,150,400(d)        5.2%
333 South Hope Street
Los Angeles, CA 90071

(a) Mr. Simmons has the sole power to direct the voting of all of these shares, and sole power to direct the disposition of 8,265,394 of these shares. Mrs. Richard P. Simmons has the sole power to direct the disposition of 8,081,392 of these shares. The amount shown includes shares held for Mr. Simmons as of February 26, 1999 under the Retirement Savings Plan (described in note (9) to the Summary Compensation Table) and options to acquire 52,362 shares which Mr. Simmons may exercise within 60 days of March 15, 1999 under Company incentive stock plans. The amount shown does not include the shares which will be paid to Mr. Simmons as his base salary for 1999, in the annual amount of 45,000 shares, as directed by the Stock Incentive Award Subcommittee. Mr. Simmons disclaims beneficial ownership of shares, not shown in the table, owned by the R. P. Simmons Family Foundation and exercisable options to acquire 200,000 shares which he transferred as gifts to family members.

(b) J. P. Morgan & Co. Incorporated filed a Schedule 13G, as amended, under the Securities Exchange Act of 1934 indicating that as of December 31, 1998, it beneficially owned Common Stock as follows: 14,053,852 sole voting power; 139,518 shared voting power; 18,972,601 sole dispositive power; and 319,861 shared dispositive power.

(c) Scudder Kemper Investments, Inc. filed a Schedule 13G dated February 12, 1999 indicating that as of December 31, 1998, it beneficially owned Common Stock as follows: 2,326,862 sole voting power; 7,974,265 shared voting power; 10,928,613 sole dispositive power; and 98,569 shared dispositive power.

(d) Capital Research and Management Company filed a Schedule 13G dated February 8, 1999 indicating that as of December 31, 1998, it held sole dispositive power, and no voting power, with respect to 10,150,400 shares of Common Stock as a result of acting as investment adviser to various registered investment companies.

STOCK OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

      The following table shows the shares of Common Stock reported to the Company as beneficially owned as of March 15, 1999 by the nominees for director, the continuing directors and other statutory insiders of the Company.

                                     Shares        Shares That                Total Shares--
                                  Beneficially   May Be Acquired         Percentage if 1% or more
Beneficial Owner                     Owned        Within 60 Days           of Shares Outstanding
-------------------------------------------------------------------------------------------------------
Arthur H. Aronson...............      101,770         56,000           157,770
Robert P. Bozzone...............    5,071,160         23,000         5,094,160             2.6%
Paul S. Brentlinger.............        8,719          3,000            11,719
Frank V. Cahouet................          192         47,922            48,114
Diane C. Creel..................        1,089         18,413            19,502
C. Fred Fetterolf...............        6,142          3,000             9,142
Ray J. Groves...................        2,037          3,083             5,120
Frank J. Lucchino...............          180              0               180
W. Craig McClelland.............        7,333          3,000            10,333
Robert Mehrabian................       50,529         15,326            65,855
James L. Murdy..................      117,360         34,666           152,026
William G. Ouchi................        5,962         13,177            19,139
Charles J. Queenan, Jr..........      655,371          3,000           658,371
James E. Rohr...................       10,466          3,000            13,466
Richard P. Simmons..............   16,294,424         52,362        16,346,786             8.4%
Jon D. Walton...................       97,572         52,666           150,238
-------------------------------------------------------------------------------------------------------
All 17 nominees, continuing
  directors and other statutory
  insiders as a group...........   22,452,996        371,522        22,824,518            11.8%
-------------------------------------------------------------------------------------------------------

     Mr. Simmons' beneficial ownership is described in note (a) to the table under Five Percent Owners of Common Stock" on page 10.

     The table includes shares held as of February 26, 1999 in the Company's Retirement Savings Plan for the accounts of Messrs. Aronson, Bozzone, Mehrabian, Murdy, Simmons and Walton and shares held jointly with the named individual's spouse. The table does not include shares where beneficial ownership is disclaimed, including: 13,500 shares owned by Mr. Aronson's wife; 240,000 shares owned by Mr. Bozzone's wife; 71,700 shares owned by the Bozzone Family Foundation; 200 shares owned by Mr. Brentlinger's wife; 2,600 shares owned by the Fetterolf Family Foundation; 54,100 shares owned by Mr. Queenan's wife; and 7,400 shares owned by Mr. Walton's wife.

REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

      This report on executive compensation is furnished by the Personnel and Compensation Committee and the Stock Incentive Award Subcommittee of the Board of Directors (together referred to as the "Committee"). In some discussions of stock awards to the named officers in the Summary Compensation Table and other statutory insiders, the term "Committee" refers to the Stock Incentive Award Subcommittee.

     In accordance with the rules of the Securities and Exchange Commission, this report is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

EXECUTIVE COMPENSATION PRINCIPLES

      In 1997, the Committee established the Company's executive compensation program based on the following principles:

- Compensation levels and methods should be competitive in the aggregate so that the Company will attract and retain outstanding executives. Competitive for these purposes is defined as a "target" base compensation program at the 50th percentile (median) for comparable positions.

- Compensation plans will be performance oriented, with a substantial portion of total compensation tied to internal and external measures of Company performance. The Committee anticipates that superior performance will increase total compensation opportunities to well above the 50th percentile level.

- The program should promote a long-term commitment to the Company by its executives.

- The program must be flexible so that judgment is the guiding factor in individual compensation decisions. Judgment should be used to reflect, for example, individual achievement, special levels of responsibility and unique skills.

COMPENSATION METHODOLOGY

      In developing a compensation program designed to be competitive in the aggregate, the Committee examined a set of business and labor market competitors (by industry segment, as appropriate), including data supplied by Hewitt Associates, a nationally recognized executive compensation consulting firm, to gauge the competitive marketplace. The Committee also has periodically reviewed market data regarding comparable business from various industry sources.

COMPENSATION COMPONENTS

      Consistent with the principles outlined above, the Committee has adopted the following policies and programs for base salaries, short-term incentives and long-term incentives:

     Base salary for all management positions in all business units will be at the industry or market median for comparable positions unless there are sound reasons for significant variations. Judgment is the guiding factor in base salary determinations, as well as any other compensation issue.

     Short-term incentives under the Company's Annual Incentive Program ("AIP") are designed to provide a competitive award if an individual and the Company (or a designated business unit) achieve predefined performance goals. Awards under the plan may range from zero to 200 percent of the target incentive opportunity depending on the extent to which the performance goals are achieved. The formula for calculating the award earned is designed to create a greater positive incentive for overachieving than for underachieving. As a result, actual performance that exceeds targeted performance is weighted more than actual performance that exceeds the threshold level of performance (which is 75 percent of target performance) but does not reach the target goal.

     For 1998, 40 percent of the annual incentive award for all participants was based on the achievement of predetermined levels of operating income, 40 percent was based on the achievement of predetermined levels of return on capital employed and 20 percent was tied to achievement of specific individual objectives.

     Under the program, the Committee may apply discretionary individual adjustments of up to plus or minus 20 percent, so long as aggregate increases for any given year do not exceed 5 percent. The annual incentive awards are paid from a pool not to exceed five percent of operating profit, subject to modification in appropriate circumstances by the Committee.

     For 1998, awards under the program ranged from zero to 200 percent of the target incentives because the targets and levels of achievement varied by business unit. The bonus column of the Summary Compensation Table contains the annual incentive award for 1998 for each of the named officers.

     Long-term incentives at the Company consist of three components described below.

     (1) Stock Options -- The Committee periodically awards stock options to key employees and determines the terms and conditions of their stock option awards. The amount of the award generally depends on the executive's salary grade.

     It is anticipated that stock option awards will generally be made on an annual basis. Although no annual awards were granted in 1997, one annual award was made at the beginning of 1998 and an additional annual award was made at the end of the year.

     (2) Performance Share Program -- The Performance Share Program ("PSP") provides grants of performance share units which key Company officers and executives may earn if specified performance objectives are met over a specific multi-year cycle. For the 1998-2000 award period, the award is based on the achievement of specified levels of revenue, earnings and return on capital employed during the three-year award period. For statutory insiders and other corporate executives, performance is generally measured at the Company level.

     At the beginning of each cycle, the Committee selects the eligible participants and approves the performance objectives. A total of 86 executives are participants in the PSP for the 1998-2000 award period.

     The amount of the award opportunity at the target level of performance generally depends on the executive's salary grade at the beginning of the award period. The amount of the target incentive for each salary grade was established in 1997, with the assistance of Hewitt Associates.

     Awards under the PSP may range from zero to 200 percent of the target incentive opportunity depending on the extent to which the performance goals are achieved. Awards are generally paid to the participants in three annual installments after the conclusion of the performance cycle so long as they remain Company employees (with exceptions for retirement, disability and death). If the units are earned, two-thirds of the award will be paid in Common Stock and one-third will be paid in cash.

     (3) Stock Acquisition and Retention Program -- The Stock Acquisition and Retention Program is designed to encourage key executives to acquire and retain Common Stock.

     Under this program, key executives selected by the Committee may purchase shares or designate already-owned shares of Common Stock which the Company matches with a grant of restricted Common Stock equal to 50 percent of the number of shares purchased or designated by the participant. The restricted shares will generally vest only if the participant holds the purchased or designated shares for five years; the restrictions will lapse if there is a change in control of the Company or the participant retires or dies.

     For each plan year, participants may purchase or designate a maximum number of shares having a market price equal to the participant's base salary.

     The Company will loan a participant the funds to purchase shares under the program at an interest rate equal to the minimum rate necessary to avoid imputed interest income under the federal income tax rules. The purchased shares are pledged and held as security for these loans. Dividends paid on the purchased and related restricted shares are applied to loan payments.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

      The Subcommittee determined the 1998 compensation of Richard P. Simmons, Chairman, President and Chief Executive Officer, in accordance with the general compensation principles described above.

     In February 1998, the Subcommittee determined that Mr. Simmons' annual base salary would be approximately $900,000 to be paid in shares of Common Stock. Based on the closing price of a share of Common Stock on the New York Stock Exchange on the date of its actions, the Subcommittee determined that Mr. Simmons' annual base salary would be 35,000 shares of Common Stock.

     Compared to 1997, Mr. Simmons' annual base salary increased 16.67 percent based on the number of shares of Common Stock and 27.8 percent based on the market price of the share award on the date of the Subcommittee's actions. The increase was intended to provide Mr. Simmons with a base salary that the Subcommittee believes reflects his special level of responsibility and unique skills and is competitive with comparable companies. In determining the amount of the increase, the Subcommittee considered Mr. Simmons' 1997 performance and his 1998 objectives.

     Mr. Simmons' entire salary was paid in Common Stock issued to him in January 1999. Based on the closing price of a share of Common Stock on the New York Stock Exchange on the last business day of 1998, Mr. Simmons received an annual base salary of $715,312 for 1998.

     In March 1998, the Subcommittee set the target opportunity for Mr. Simmons' annual incentive at 80 percent of his base salary. Under the AIP, this would be the amount of the award if the Company and Mr. Simmons achieved 100 percent of the financial and individual performance objectives.

     In February 1999, the Committees determined the annual incentive awards under the AIP for 1998. The Subcommittee's review of Mr. Simmons' performance included an analysis of the Company's performance against targeted levels of operating profit and return on capital employed and a comparison of Mr. Simmons' performance against the performance standards previously established by the Subcommittee.

     In reviewing Mr. Simmons' performance, the Subcommittee noted that:

- the Company's operating profit excluding merger costs associated with the strategic acquisitions of OREMET, Allvac-SMP and certain assets of Lukens Inc., restructuring costs designed to enhance the ongoing profitability of the Company, gains and losses from sales of assets, businesses and investments, and the operating results of OREMET and Allvac-SMP, was 96.4 percent of plan;

- the Company's return on capital employed was 106.4 percent of plan; and

- Mr. Simmons had achieved 113 percent of his individual goals, based on the average of the achievement of the individual goals of Mr. Simmons' direct reports.

     The Subcommittee then considered other factors and determined that Mr. Simmons' actual award under the AIP, which is paid under the Company's Incentive Plan, would be $1,000,000, 60 percent of which would be paid in Common Stock and 40 percent in cash. In determining the actual award, the Subcommittee considered the performance of the Company and Mr. Simmons in 1998 with a focus on the actions that Mr. Simmons had taken to exceed his individual objectives for 1998, including his strong and effective leadership in:

- continuing to drive the importance of cost reduction, quality improvement, working capital improvement and variable cost systems at all Company locations;

- identifying, effecting and integrating important strategic acquisitions;

- working to implement a management development program for the Company;

- continuing to assess and review the Company's operating companies to determine strategic fit, critical mass and opportunities for profitable growth; and

- beginning to implement succession planning for all officer positions.

     In the view of the Subcommittee, while external factors, including severe pricing pressures for commodity stainless steel and difficult conditions in the titanium business as well as concerns regarding the Asian monetary crisis had continued to place pressure on the performance of the Common Stock, the actions taken by Mr. Simmons and the leadership he has provided to the Company have enhanced the overall value of the Company.

     The Subcommittee also considered the fact that Mr. Simmons had asked the Board of Directors to begin a search to identify his successor as chief executive officer and that it was expected that Mr. Simmons would retire as President and Chief Executive Officer once a successor is found. In considering this factor, the Subcommittee considered the exceptional and extraordinary contributions Mr. Simmons has made to the Company since he ended his previous retirement and agreed to assume the positions of President and Chief Executive Officer in February 1997.

     At the beginning of 1998, and then at the end of 1998, the Subcommittee made annual grants to Mr. Simmons of options to purchase 100,000 shares of Common Stock. The exercise price of the options was based on the market price of the Common Stock on the date of grant. In determining the number of options to be granted, the Subcommittee considered the recommendations of Hewitt Associates that the Company grant the Chief Executive Officer annual options to purchase 60,000 shares of Common Stock at the target level of performance. The Subcommittee exercised its discretion to increase that amount to reflect its judgment regarding the exceptional performance of Mr. Simmons during 1997 and 1998. For estate planning purposes and in light of the fact that Mr. Simmons is eligible to retire as an employee, the Subcommittee exercised its discretion and determined that Mr. Simmons' options would be immediately exercisable.

     In March 1998, Mr. Simmons became eligible to participate in the Performance Share Program for the 1998-2000 award period. Under the PSP, Mr. Simmons, as Chief Executive Officer, received an award with a target opportunity of 150 percent of his base salary. In determining the amount of this award, the Subcommittee considered the recommendations of Hewitt Associates.

     In 1998, Mr. Simmons designated 35,000 shares of Common Stock previously owned by him under the Stock Acquisition and Retention Program. As a result of this designation, the Company awarded Mr. Simmons 17,500 restricted shares of Common Stock. Under the program, the restricted shares will generally vest only if Mr. Simmons continues to hold the shares he designated as subject to the program for five years. If he does not hold the designated shares, he will forfeit the restricted shares.

     Deductibility of Executive Compensation. Section 162(a) of the Internal Revenue Code imposes limits on tax deductions for annual compensation paid to a chief executive officer and other highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The Company's Incentive Plan is intended to meet the deductibility requirements of the regulations promulgated under Section 162(m). However, the Committee may determine in any year that it would be in the best interests of the Company for awards to be paid under the Incentive Plan that would not satisfy the requirements of Section 162(m) for deductibility.

SUBMITTED BY:

THE PERSONNEL AND COMPENSATION COMMITTEE,       THE STOCK INCENTIVE AWARD SUBCOMMITTEE,
  whose members are:                            whose members are:
Charles J. Queenan, Jr., Chair                  Diane C. Creel, Chair
Diane C. Creel, Vice Chair                      C. Fred Fetterolf
C. Fred Fetterolf                               W. Craig McClelland
W. Craig McClelland                             William G. Ouchi
William G. Ouchi

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No member of the Personnel and Compensation Committee or Stock Incentive Award Subcommittee is an officer or employee of the Company. Mr. Queenan serves as senior counsel to a law firm that provided services to the Company during 1998 and 1999. The firm does not compensate Mr. Queenan and he does not participate in its earnings or profits. No other member of the Committee has a current or prior relationship, and no officer who is a statutory insider of the Company has a relationship to any other company, required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

      The following Summary Compensation Table sets forth information about the compensation paid by the Company to the Chief Executive Officer and to each of the other four most highly compensated officers required to file reports under
Section 16 of the Securities Exchange Act of 1934 (the "named officers") for fiscal years 1998, 1997 and 1996.

                                             Annual Compensation                    Long Term Compensation
                                  -----------------------------------------   -----------------------------------
                                                                                       Awards             Payouts
                                                                     Other             ------             -------
                                                                    Annual
            Name and                                                Compen-   Restricted                   LTIP      All Other
           Principal                          Salary      Bonus     sation       Stock        Options     Payouts   Compensation
          Positions(1)               Year     ($)(2)     ($)(4)     ($)(5)    Award($)(6)   (Shares)(7)   ($)(8)       ($)(9)
--------------------------------------------------------------------------------------------------------------------------------

Richard P. Simmons                   1998     715,312(3) 1,000,000  11,632      467,031       200,000           0     838,988
 Chairman, President and             1997     623,879(3) 1,000,000   7,525            0        90,000           0     223,961
 Chief Executive Officer

Arthur H. Aronson                    1998     450,000     369,090   13,271      101,400        50,000     312,520     415,941
 Former Executive                    1997     437,500     350,000   15,837      118,703        20,000     296,400     408,432
 Vice President                      1996     400,000     257,560   12,216      201,759        36,000     197,626     553,711

Robert Mehrabian                     1998     370,833     501,120    6,171      170,991        40,000           0     226,492
 Executive Vice President            1997     145,833     160,000        0            0             0           0       9,696
                                  (5 months)

James L. Murdy                       1998     346,666     325,222   12,251      209,098        40,000     252,420     375,370
 Executive Vice President,           1997     335,000     240,000   10,677      160,313             0     239,400     302,582
 Finance and Administration          1996     258,399     179,884   10,543      126,947        34,000     172,235     564,571
 and Chief Financial Officer

Jon D. Walton                        1998     258,333     231,026    9,711      144,068        40,000     180,300     195,493
 Senior Vice President,              1997     250,000     200,000    9,491      123,168             0     171,000     182,026
 General Counsel and Secretary       1996     155,104     177,931    9,284       74,889        24,000     114,008     291,429

(1) In February 1997, the Board of Directors elected Richard P. Simmons as President and Chief Executive Officer of the Company. Previously, Mr. Simmons served as non-employee Chairman of the Board of Allegheny Teledyne and, before August 1996, as non-employee Chairman of the Board of Allegheny Ludlum. Before August 1996, Messrs. Aronson, Murdy and Walton were senior officers of Allegheny Ludlum. The amounts shown in the table for 1996 were paid to Messrs. Aronson, Murdy and Walton by Allegheny Ludlum as salary and benefits under former Allegheny Ludlum plans. In August 1997, Dr. Mehrabian was elected Senior Vice President and segment executive for the Company's aerospace and electronics companies. In May 1998, Dr. Mehrabian was elected Executive Vice President. Mr. Aronson retired as Executive Vice President and a director of the Company as of December 31, 1998. For a description of the Company's employment agreements with Messrs. Murdy and Walton, see "Employment Agreements" on page 22.

(2) Includes cash compensation deferred for Messrs. Aronson, Murdy and Walton pursuant to the Savings portion of the Company's Retirement Savings Plan, a qualified defined contribution plan under Section 401(a) of the Code.

(3) Mr. Simmons' base salary for 1998 was paid by the issuance of 35,000 shares of Common Stock on January 4, 1999 and his base salary for the period he was employed by the Company in 1997 was paid by the issuance of 26,548 shares on January 12, 1998. The values reflected in the table are based on the closing prices of a share of the Common Stock on the New York Stock Exchange on the day prior to issuance.

(4) For 1998 and 1997, includes payments under the Company's Incentive Plan. Sixty percent of the amount paid to Mr. Simmons was paid in Common Stock. For 1996, includes payments to Messrs. Aronson, Murdy and Walton under former Allegheny Ludlum annual incentive and profit-sharing plans.

(5) In accordance with applicable regulations, the amounts do not include perquisites and other personal benefits received by the named officers because the aggregate value of such benefits did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus for the named officers.

(6) Represents the closing market price on the award date of restricted stock awarded to the named officers for 1998 under the Company's Stock Acquisition and Retention Program and for 1997 and 1996 under the Allegheny Ludlum Stock Acquisition and Retention Plan. The programs are described on page 13. Dividends are paid on the restricted shares. On December 31, 1998, the number of restricted shares and closing market price of such shares (if unrestricted) held by the named officers under the programs were: Mr. Simmons, 17,500 shares ($357,656); Mr. Aronson, 29,010 shares ($592,892);
    Dr. Mehrabian, 6,874 shares ($140,487); Mr. Murdy, 16,744 shares ($342,205);
    and Mr. Walton, 12,016 shares ($245,577). The restrictions on plan shares awarded to Messrs. Murdy and Walton before the 1996 combination of Allegheny Ludlum and Teledyne, Inc. terminated as a result of that transaction. Prior to 1998, Mr. Simmons and Dr. Mehrabian were not eligible to participate in the stock acquisition and retention program.

(7) Reflects options granted under the Company's Incentive Plan and, for 1996, under the Allegheny Ludlum employee stock option plan. The amount shown represents the number of shares the officer could purchase by exercising the options. Does not include options awarded to Mr. Simmons and Dr. Mehrabian under the Non-Employee Director Stock Compensation Plan for their service as directors of the Company before becoming employees.

(8) The amounts shown include cash and the closing market price of Common Stock distributed under the Allegheny Ludlum Performance Share Plan for Key Employees. Distributions in 1998 and 1997 reflected the achievement of 120 percent of the performance objectives for the 1995-1996 award period and in 1996 reflected the achievement of 97 percent of the performance objectives for the 1991-1993 award period. The awards were paid over a three-year period beginning in the year following the end of the award period.

(9) Includes annual accruals by the Company or Allegheny Ludlum for possible future payments to the named officers under the Supplemental Pension Plan described under "Pension Plans" on page 22. For 1998, the amounts accrued were: Mr. Simmons, $689,582; Mr. Aronson, $339,658; Dr. Mehrabian, $182,068;
    Mr. Murdy, $318,386; and Mr. Walton, $149,491. Includes 1998 Company contributions to the accounts of Messrs. Simmons, Aronson, Mehrabian, Murdy and Walton pursuant to the Retirement portion of the Company's Retirement Savings Plan in the amount of $10,920 each. Includes 1998 Company contributions pursuant to the Savings portion of the Retirement Savings Plan to the accounts of Messrs. Aronson, Murdy, and Mr. Walton in the approximate amount of $5,000 each. Includes 1998 Company contributions to the Benefit Restoration Plan, as follows: Mr. Simmons, $101,095; Mr. Aronson, $52,381; Dr. Mehrabian, $24,104; Mr. Murdy, $34,911; and Mr. Walton, $23,433. Under the Benefit Restoration Plan, the Company supplements the payments received by participants under the pension provisions described under "Pension Plans" on page 21 and the Retirement Savings Plan by making payments to or accruing benefits on behalf of the participants in amounts which are equivalent to the portion of the payments or benefits which cannot be paid or accrued under such plans due to limitations imposed by the Internal Revenue Code. Also included are the dollar value of the benefit to the named officers of the remainder of Company-paid premiums for "split dollar" life insurance; for 1998, such amounts were as follows: Mr. Simmons, $37,391; Mr. Aronson, $8,013; Dr. Mehrabian, $9,400; Mr. Murdy, $6,198; and Mr. Walton, $6,649.

STOCK OPTIONS
--------------------------------------------------------------------------------

      The first table sets forth information regarding options granted during 1998 under the Allegheny Teledyne Incentive Plan. No annual option awards were granted in 1997.

     The second table indicates that none of the named officers exercised stock options during 1998 and sets forth the unexercised options held at December 31, 1998.

OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------

                                  Individual Grants(1)
----------------------------------------------------------------------------------------
                        Number of    % of Total
                        Securities    Options
                        Underlying   Granted to
                         Options     Employees     Exercise or
                         Granted     in Fiscal      Base Price
Name                       (#)          Year        ($/Share)         Expiration Date
----                    ----------   ----------   --------------   ---------------------
R. P. Simmons.........    100,000         3%          25.88              2/11/2008
                          100,000         3%         20.375             12/17/2008
A. H. Aronson.........     30,000         1%          25.88              2/11/2008
                           20,000         *          20.375             12/17/2008
R. Mehrabian..........     20,000         *           25.88              2/11/2008
                           20,000         *          20.375             12/17/2008
J. L. Murdy...........     20,000         *           25.88              2/11/2008
                           20,000         *          20.375             12/17/2008
J. D. Walton..........     20,000         *           25.88              2/11/2008
                           20,000         *          20.375             12/17/2008
All Optionees.........  3,442,500       100%       17.41-25.88     2/11/2008-12/17/2008
----------------------------------------------------------------------------------------

                          Potential Realizable Value at Assumed
                        Annual Rates of Stock Price Appreciation
                                   for Option Term(3)
----------------------  -----------------------------------------

                          0%            5%               10%
Name                     $(2)          ($)               ($)
----                    ------    --------------    -------------
R. P. Simmons.........    0          1,628,000        4,125,000
                          0          1,281,500        3,247,500
A. H. Aronson.........    0            488,400        1,237,500
                          0            256,300          649,500
R. Mehrabian..........    0            325,600          825,000
                          0            256,300          649,500
J. L. Murdy...........    0            325,600          825,000
                          0            256,300          649,500
J. D. Walton..........    0            325,600          825,000
                          0            256,300          649,500
All Optionees.........    0         49,651,295      125,814,200
-------------------------------------------------------------------------------

* Less than one percent

(1) In general, except for limited instances, including estate planning purposes, and at the discretion of the Committee, stock options become exercisable in three annual installments beginning one year after the date of grant. Mr. Simmons' options were fully exercisable on the date of grant. Options include the right to pay the exercise price in cash, Common Stock or a combination, and the right to have shares withheld by the Company to pay withholding tax obligations due on the exercise.

(2) No gain to the optionees is possible without stock price appreciation, which will benefit all stockholders commensurately.

(3) These assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants depends on the future performance of the Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------

                                                      Number of Securities Underlying    Value of Unexercised In-The-Money
                           Shares                    Unexercised Options at FY-End(#)         Options at FY-End($)(3)
                          Acquired        Value      ---------------------------------   ---------------------------------
        Name           on Exercise(#)  Realized($)    Exercisable      Unexercisable      Exercisable      Unexercisable
        ----           --------------  -----------   --------------   ----------------   --------------   ----------------
R. P. Simmons(1)(2)..        0              0           129,862            67,500            31,615               0
A. H. Aronson........        0              0            77,000           101,000           340,875               0
R. Mehrabian(2)......        0              0             8,660            40,000            31,634               0
J. L. Murdy..........        0              0            28,000            74,000                 0               0
J. D. Walton.........        0              0            46,000            64,000           217,781               0

(1) Does not include exercisable options to acquire 100,000 shares that Mr. Simmons transferred as gifts to family members in 1998.

(2) Includes options granted to Mr. Simmons and Dr. Mehrabian under the Non-Employee Director Stock Compensation Plan with respect to their service as non-employee directors.

(3) The "value of unexercised in-the-money options" is calculated by subtracting the exercise price per share from $20.21875, which was the average of the high and low sales prices of a share of Company Common Stock on the New York Stock Exchange on December 31, 1998.

LONG-TERM INCENTIVE PROGRAM
--------------------------------------------------------------------------------

      The following table sets forth information about awards for the 1998-2000 award period made in 1998 under the Performance Share Program (see page 13).

     The amounts included in the Estimated Future Payouts columns represent the potential payments of Common Stock and cash to the named officers depending on the level of achievement (i.e., threshold, target or maximum) of the performance goals for the three-year award period. Participants will not receive any payment of Common Stock or cash under the program if the Company and/or designated business unit does not achieve the threshold level of performance objectives during the award period.

PERFORMANCE SHARE PROGRAM -- AWARDS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------

                                                                            Estimated Future Payouts
                                                Performance or          under Non-Stock Price-Based Plans
                       Number of Shares,      Other Period Until      -------------------------------------
                        Units or Other           Maturation or        Threshold       Target       Maximum
Name                      Rights (#)                Payout            ($ or #)       ($ or #)      ($ or #)
----                   -----------------   -------------------------  ---------      --------      --------
R. P. Simmons........          *            1998-2000 award period    8,865 shs.,    35,461 shs.,  70,922 shs.,
                                           (2001-2003 payout period)  $112,500       $450,000      $900,000
A. H. Aronson........          *            1998-2000 award period    3,989 shs.,    15,957 shs.,  31,914 shs.,
                                           (2001-2003 payout period)  $ 50,625       $202,500      $405,000
R. Mehrabian.........          *            1998-2000 award period    3,284 shs.,    13,134 shs.,  26,268 shs.,
                                           (2001-2003 payout period)  $ 41,667       $166,667      $333,334
J. L. Murdy..........          *            1998-2000 award period    3,037 shs.,    12,149 shs.,  24,298 shs.,
                                           (2001-2003 payout period)  $ 38,542       $154,167      $308,334
J. D. Walton.........          *            1998-2000 award period    2,257 shs.,    9,029 shs.,   18,058 shs.,
                                           (2001-2003 payout period)  $ 28,646       $114,583      $229,166

* The amount of the award is based on base salary at the beginning of the award period. Two-thirds of the award is to be paid in Common Stock, with the number of shares based on average price of a share of Common Stock on the New York Stock Exchange for last 30 trading days in 1997. One-third of award is to be paid in cash.

PENSION PLANS
--------------------------------------------------------------------------------

      In 1996, the Company merged the defined benefit pension plans of its predecessors, Allegheny Ludlum and Teledyne, Inc. ("Teledyne") to form the Allegheny Teledyne Incorporated Pension Plan (the "Allegheny Teledyne Pension Plan"), which is a single defined benefit plan, qualified under the Internal Revenue Code. The benefit formulas and distribution provisions applicable to the respective employee participants of Allegheny Ludlum and Teledyne did not change as a result of the merger of the plans.

     The benefits payable from a qualified defined benefit plan are limited by the Internal Revenue Code. The amounts shown in the table below indicate the aggregate of payments under the Allegheny Teledyne Pension Plan and the defined benefit portion of the Company's Benefit Restoration Plan described in note (9) to the Summary Compensation Table.

     Provisions Applicable to Named Officers (Employees of Allegheny Teledyne and Former Employees of Allegheny Ludlum). In 1988, Allegheny Ludlum adopted the Retirement portion of its Retirement Savings Plan referred to in note (9) to the Summary Compensation Table, and amended its pension plan for salaried employees (the "Pension Provisions"), which is now a part of the Allegheny Teledyne Pension Plan. The Pension Provisions as amended provide that no additional benefits would accrue under the Plan after December 31, 1988, except for those employees who were grandfathered under the Pension Provisions. Under the Pension Provisions, the formula used to determine retirement benefits generally considers the participant's average annual eligible earnings in the highest five consecutive years of the last ten years prior to retirement and the number of the participant's years of service. A different formula and earnings base applies to participants who either were age 55 or had 25 or more years of service on December 31, 1977. In connection with the amendment of the Pension Provisions in 1988, Allegheny Ludlum guaranteed that eligible participants who were either age 45 with 15 years or more of service or whose age and service totaled 65 or more at December 31, 1988 would receive at retirement a benefit at least equal to the benefit they would have received if the Allegheny Ludlum pension plan had continued to accrue benefits. Benefits accrued prior to January 1, 1989 will be paid at the time, in the form and in the amount determined under the Pension Provisions.

     The following table shows the estimated annual benefits calculated on a straight life annuity basis payable under the Pension Provisions and the defined benefit portion of the Benefit Restoration Plan described at note (9) to the Summary Compensation Table to participants in specified compensation and years of service classifications upon attainment of age 65.

                               PENSION PLAN TABLE
--------------------------------------------------------------------------------

                                 Estimated Annual Pension Benefits for
                              Representative Years of Continuous Service
               -------------------------------------------------------------------------
Remuneration      20          25           30           35           40           45
----------------------------------------------------------------------------------------
 $200,000...   $ 64,000   $   80,000   $   96,000   $  112,000   $  128,000   $  144,000
  300,000...     96,000      120,000      144,000      168,000      192,000      216,000
  400,000...    128,000      160,000      192,000      224,000      256,000      288,000
  500,000...    160,000      200,000      240,000      280,000      320,000      360,000
  600,000...    192,000      240,000      288,000      336,000      384,000      432,000
  800,000...    256,000      320,000      384,000      448,000      512,000      576,000
1,000,000...    320,000      400,000      480,000      560,000      640,000      720,000
1,500,000...    480,000      600,000      720,000      840,000      960,000    1,080,000
2,000,000...    640,000      800,000      960,000    1,120,000    1,280,000    1,440,000
2,500,000...    800,000    1,000,000    1,200,000    1,400,000    1,600,000    1,800,000

     The formula used to determine retirement benefits under the Pension Provisions considers the participant's annual eligible earnings in the highest five consecutive years of the last ten years prior to retirement or, in the case of Allegheny Ludlum employees with frozen benefits, prior to 1988, and the number of the participant's years of service. Eligible earnings include base salary, including tax-deferred contributions by the employee under the Company's savings plans, and awards, when received, under the Company's short-term incentive plans.

     In certain circumstances, pension benefits are subject to integration with Social Security and reduction for other payments made to the participant and his or her spouse.

     As of December 31, 1998, Messrs. Simmons, Aronson, Murdy and Walton had 43.5, 0.08, 0.58 and 2.83 credited years of service, respectively. Mr. Simmons' credited years of service have been calculated under the employment agreement he had with Allegheny Ludlum prior to his retirement from Allegheny Ludlum, which provided that he was entitled to a supplemental pension, payable from the general assets of Allegheny Ludlum, based on 15 years of service in addition to those he served as an Allegheny Ludlum employee.

     Messrs. Simmons, Aronson, Murdy and Walton are fully vested in the Pension Provisions.

     In addition, the Company has established a Supplemental Pension Plan which provides certain key employees of the Company and its subsidiaries, including the officers named in the Summary Compensation Table (or their beneficiaries in the event of death), with monthly payments in the event of retirement, disability or death, equal to 50 percent of monthly base salary as of the date of retirement, disability or death. Monthly retirement benefits start two months following the later of (1) age 62, if actual retirement occurs prior to age 62 but after age 58 with the approval of the Board of Directors, or (2) the date actual retirement occurs, and continue for a 118-month period, or, in the case of Dr. Mehrabian, continue for a period of six months for each twelve months of service, up to a maximum of 118 months. The Plan describes the events that will terminate an employee's participation in the Plan. Since the payment of benefits to the participants is contingent on future events, the amount to be paid in the future with respect to such officers cannot be determined at this time.

EMPLOYMENT AGREEMENTS
--------------------------------------------------------------------------------

      The Company is a party to employment agreements with Messrs. Murdy and Walton, which were entered into in connection with the combination of Allegheny Ludlum and Teledyne in 1996. The agreements provide for the payment of base salary as well as for eligibility to participate in incentive compensation, equity, employee and fringe benefit plans offered to senior executives of the Company. By their terms, the agreements renew automatically each month absent notice from one party to the other, so that the then remaining term is one year.

     The agreements generally terminate prior to the expiration date without breach by any party in the event of the death, disability or voluntary resignation of the employee. The Company may also terminate the agreement for cause without breach by it. An employee may resign for good reason (which is defined to include demotion, reduction in base pay or movement of corporate headquarters) and receive severance payments equal to the base pay and bonus, determined based on actual financial results, as well as continued participation in certain compensation and employee benefit plans, for one year, including certain supplemental pension benefits.

CUMULATIVE TOTAL STOCKHOLDER RETURN
--------------------------------------------------------------------------------

      The graph set forth below shows the cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on the Common Stock from the first day of trading in the Common Stock following the formation of the Company in the combination of Allegheny Ludlum and Teledyne through December 31, 1998 as compared to the S&P 500 Index and the S&P Iron & Steel Index. The graph assumes that $100 was invested on August 16, 1996. In light of the previously announced proposed transformation of the Company to enable the Company to focus on the specialty metals businesses, the graph does not include the peer group index set forth in the Company's 1998 proxy statement. The former peer group consisted of Allied Signal, Inc., Crane Co., Tenneco, Inc. and Textron Inc.

     In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

                                                 ALLEGHENY TELEDYNE INC           S&P 500 INDEX             IRON & STEEL-500
                                                 ----------------------           -------------             ----------------
 16 Aug-96                                               100.00                      100.00                      100.00
 Dec-96                                                  110.93                      112.16                      106.30
 Dec-97                                                  127.80                      149.58                      108.15
 Dec-98                                                  104.13                      192.33                       93.74

CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------

      Code, Hennessy & Simmons Funds. Allegheny Ludlum and subsidiaries of Allegheny Ludlum have engaged in investment transactions with two limited partnership funds: Code, Hennessy and Simmons Limited Partnership ("Fund I"), and Code, Hennessy & Simmons II L.P. ("Fund II"). The objective of both funds is to seek maximum return by investing in leveraged buyouts of operating companies. Profits and losses of Fund I and of Fund II are allocated 80 percent to the limited partners and 20 percent to the general partner. The general partner of Fund I is CHS Management Limited Partnership ("CHS I"), and the general partner of Fund II is CHS Management II, L.P. ("CHS II"). The general partners of CHS I and the stockholders of the general partner of CHS II are Andrew W. Code, Daniel
J. Hennessy, and Brian P. Simmons, each of whom has an equal interest in each of such firms. Brian P. Simmons is the son of Richard P. Simmons, Chairman, President and Chief Executive Officer of the Company.

     At the end of the first quarter of 1994, Allegheny Ludlum voluntarily contributed its limited partnership interest in Fund I to an irrevocable trust established with respect to the funding of the retiree medical and insurance benefit obligations Allegheny Ludlum has to employees represented by the United Steelworkers of America. Later in 1994, 1995 and in the first quarter of 1996, Allegheny Ludlum voluntarily contributed investments it had made in Fund II, in the total amount $14.6 million, to the irrevocable trust. In February 1997, Allegheny Ludlum contributed investments it had made in Fund II in the amount of $6 million to a subsidiary of Allegheny Ludlum. Subsequently, Allegheny Ludlum voluntarily contributed its remaining investment in Fund II to the irrevocable trust. Investors had made commitments to invest approximately $155 million in Fund II, which was formed in 1993, including $30 million to be invested by Allegheny Ludlum.

     A subsidiary of Allegheny Ludlum continues to be the limited partner in CHS I and to receive 10 percent of CHS I's 20 percent share of Fund I's net profits and losses (i.e., two percent of Fund I's net profits and losses). The same subsidiary is a limited partner in CHS II and receives 5 percent of CHS II's 20 percent share of Fund II's net profits and losses (i.e., one percent of Fund II's net profits and losses).

     In 1998, the Allegheny Ludlum subsidiary received distributions of stock and cash from CHS I having an aggregate value of approximately $2,141,000 and received cash distributions from CHS II of approximately $80,000. That subsidiary also made an additional investment of approximately $10,000 in CHS
II. The Allegheny Ludlum subsidiary that is a limited partner in Fund II received cash distributions of approximately $698,000 in 1998.

     CHS I and CHS II are responsible for managing the selection and structuring of their respective fund's investments. In 1998, the annual base management fees for CHS I and CHS II were 0.9 percent and 2.8 percent, respectively, of the fund's total capital commitments. In each case, the management fees were offset by fees which the general partner charges to companies its fund acquires. After the offset for fees, the net amounts received by CHS I and CHS II were 0.3 percent and zero percent, respectively.

     In addition to the investment by the Company, Richard P. Simmons, Chairman, President and Chief Executive Officer of the Company, Robert P. Bozzone, Vice Chairman of the Board of the Company, and a subsidiary of PNC Bank Corp. have invested or will invest $4,473,360, $1,250,000 and $5,000,000, respectively, in Fund I. In addition to the investment by the Company, Messrs. Simmons and Bozzone, and a subsidiary of PNC Bank Corp., directly or indirectly, have invested or will invest $5.2 million, $2.5 million, and $7.5 million, respectively, in Fund II. James E. Rohr, President and Chief Operating Officer of PNC Bank Corp., is a member of the Company's Board of Directors.

     Pursuant to a written agreement with another subsidiary, Allegheny Ludlum agreed to furnish consulting services which the subsidiary in turn has agreed to furnish to CHS I. Under this agreement, no fee is to be paid for the services of Richard P. Simmons, who is primarily responsible for such consultations, or James L. Murdy, the Executive Vice President, Finance and Administration and Chief Financial Officer of the Company, for up to one day per week each. In 1997 and 1998, no substantial services were provided to CHS I which required the payment of compensation. Mr. Simmons also serves as a member of the Advisory Boards of Fund I and Fund II and a member of the Advisory Board of a third investment fund established by the founders of CHS I and CHS II in which the Company elected not to invest.

     Kirkpatrick & Lockhart LLP. The Company retained the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company during 1998 and 1999. Charles J. Queenan, Jr., a member of the Company's Board of Directors, is Senior Counsel to that law firm. See "Compensation Committee Interlocks and Insider Participation" on page 16.

     Loans under Stock Acquisition and Retention Programs. Under the terms of the Allegheny Ludlum Stock Acquisition and Retention Plan and the Allegheny Teledyne Stock Acquisition and Retention Program, eligible participants may deliver a promissory note, payable to the Company, as payment for the purchase price of shares of Common Stock purchased under the programs. Each note has a term of not more than 10 years and is secured by the shares of Common Stock being purchased with the note. Interest accrues on the notes at a rate, as determined on the applicable purchase date, equal to the lesser of the average borrowing rate of the Company or the prime lending rate of PNC Bank, but not lower than the minimum rate necessary to avoid imputed interest under applicable federal income tax laws.

     During the 1998 fiscal year, Robert Mehrabian, James L. Murdy, and Jon D. Walton delivered promissory notes to the Company to pay the purchase price of Common Stock purchased under the program. The largest amount of indebtedness outstanding under the programs during the 1998 fiscal year and the amount of indebtedness outstanding under the programs as of December 31, 1998 were $353,042 for Dr. Mehrabian, $1,458,917 for Mr. Murdy and $980,283 for Mr. Walton.

OTHER INFORMATION
--------------------------------------------------------------------------------

ANNUAL REPORT ON FORM 10-K

      COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE FROM THE SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY AT 1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA 15222-5479 OR (412) 394-2800.

2000 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

      Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received no later than November 19, 1999 for inclusion in the proxy statement and proxy card for that meeting. In addition, the Company's certificate of incorporation provides that in order for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting which, in the case of the 2000 Annual Meeting of Stockholders, would be no earlier than February 11, 2000 and no later than February 28, 2000. If, however, the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Company's certificate of incorporation also requires that such notice contain certain additional information. Copies of the certificate of incorporation can be obtained without charge from the Senior Vice President, General Counsel and Secretary.

PROXY SOLICITATION

     The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name.

     The Company has engaged Morrow & Co. to help solicit proxies from brokers, banks and other nominee holders of the Common Stock at a cost of $8,000 plus expenses. Our employees may also solicit proxies for no additional compensation.

By order of the Board of Directors
/s/ Jon D. Walton
Jon D. Walton
Senior Vice President, General Counsel
and Secretary

Dated: March 18, 1999


                                                                                                                   Please mark
                                                                                                                   your votes as [X]
                                                                                                                   indicated in
                                                                                                                   this example
IF YOU SIGN AND RETURN THIS CARD BUT DO NOT SPECIFY A VOTE, THE PROXIES WILL VOTE FOR BOTH ITEMS AND IN THEIR DISCRETION ON
OTHER MATTERS.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS A AND B:
A. ELECTION OF THE FIVE NOMINEES AS DIRECTORS: 01 R.P. Bozzone   04 W.C. McClelland
        FOR all             WITHHELD           02 F.V. Cahouet   05 C.J. Queenan, Jr.
    nominees (except    from all nominees      03 F.J. Lucchino
     as indicated)
         [ ]                   [ ]       (To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows:

                                         ------------------------------------------------------------------------------.)

B. SELECTION OF AUDITORS.

    FOR      AGAINST     ABSTAIN
    [ ]        [ ]         [ ]




                                                                          ----------
                                                                                   |         DATE:                            , 1999
                                                                                   |              ----------------------------
                                                                                   |         ---------------------------------------
                                                                                   |         ---------------------------------------
                                                                                                     (SIGNATURE OR SIGNATURES)
                                                                                             PLEASE SIGN EXACTLY AS YOUR NAME
                                                                                             APPEARS AT THE LEFT. WHEN SIGNING AS A
                                                                                             FIDUCIARY OR CORPORATE OFFICER, GIVE
                                                                                             FULL TITLE. FOR JOINT ACCOUNTS, PLEASE
                                                                                             FURNISH BOTH SIGNATURES.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY.
                            YOU CAN VOTE THREE WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

   OR
   --

2. Vote by internet at our internet address: http://www.eproxy.com/alt

   OR
   --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

     ----------------------------------------------------------------------
     [PHONE GRAPHIC]    VOTE BY TELEPHONE OR INTERNET    [COMPUTER GRAPHIC]
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
 **IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET, PLEASE FOLLOW THE
                              INSTRUCTIONS BELOW**
--------------------------------------------------------------------------------

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:     FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
                   TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU
                   FOR THIS CALL.

                   You will be asked to enter a CONTROL NUMBER which is located in the box in the lower right corner of this form. After entering your Control Number you will hear these instructions.

  ------------------------------------------------------------------------------
  OPTION 1:        To vote as your Board recommends on ALL items, press 1.
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  OPTION 2:        If you choose to vote on each item separately, press 0. You will hear these instructions:
  ------------------------------------------------------------------------------
                   ITEM A: To vote FOR ALL nominees, press 1; to WITHHOLD FOR
                   ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

                   ITEM B: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                   YOU MUST CONFIRM YOUR VOTE, WHEN ASKED, BY PRESSING 1.

VOTE BY INTERNET:  THE WEB ADDRESS IS http://www.eproxy.com/alt

RETURN THE ABOVE PROXY CARD ONLY IF YOU
DO NOT VOTE BY TELEPHONE OR INTERNET

THANK YOU FOR VOTING.

                        ALLEGHENY TELEDYNE INCORPORATED
                         PROXY FOR 1999 ANNUAL MEETING

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLEGHENY TELEDYNE INCORPORATED

The undersigned hereby appoints James L. Murdy, Mary W. Snyder and Jon D. Walton or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the registered stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of Allegheny Teledyne Incorporated on May 13, 1999, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in their discretion, upon such other matters as may properly come before such meeting.

STOCKHOLDERS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. OR, STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.


 IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE VOTE, DATE AND SIGN ON
                               THE REVERSE SIDE.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                                  ALLEGHENY
                       [LOGO]     TELEDYNE
                                  INCORPORATED
                                  1000 Six PPG Place
                                  Pittsburgh, PA 15222-5479


Dear Stockholder:

     Enclosed are materials relating to the Allegheny Teledyne Incorporated 1999 Annual Meeting of Stockholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

     Your vote is important. Please vote your proxy promptly whether or not you expect to attend the meeting. You may vote by toll-free telephone, by internet or by signing and returning the proxy card (above) in the enclosed postage-paid envelope.


                           /s/ Jon D. Walton
                           ---------------------------------
                           Jon D. Walton
                           Senior Vice President, General Counsel and Secretary


                                                                                                                  Please mark
                                                                                                                  your votes as [X]
                                                                                                                  indicated in
                                                                                                                  this example
IF YOU SIGN AND RETURN THIS CARD BUT DO NOT SPECIFY A VOTE, YOUR PLAN SHARES WILL BE VOTED FOR BOTH ITEMS.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS A AND B:
A. ELECTION OF THE FIVE NOMINEES AS DIRECTORS: 01 R.P. Bozzone   04 W.C. McClelland
        FOR all             WITHHELD           02 F.V. Cahouet   05 C.J. Queenan, Jr.
    nominees (except    from all nominees      03 F.J. Lucchino
     as indicated)
         [ ]                   [ ]       (To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows:

                                         ------------------------------------------------------------------------------.)

B. SELECTION OF AUDITORS.

    FOR      AGAINST     ABSTAIN
    [ ]        [ ]         [ ]




                                                                          -----------
                                                                                    |        DATE:                            , 1999
                                                                                    |             ----------------------------
                                                                                    |
                                                                                    |        ---------------------------------------
                                                                                                            (SIGNATURE)
                                                                                             PLEASE SIGN EXACTLY AS YOUR NAME
                                                                                             APPEARS AT THE LEFT.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY.
                            YOU CAN VOTE THREE WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

   OR
   --

2. Vote by internet at our internet address: http://www.eproxy.com/alt

   OR
   --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

     ----------------------------------------------------------------------
     [PHONE GRAPHIC]    VOTE BY TELEPHONE OR INTERNET    [COMPUTER GRAPHIC]
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
 **IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET, PLEASE FOLLOW THE
                              INSTRUCTIONS BELOW**
--------------------------------------------------------------------------------

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:     FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
                   TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU
                   FOR THIS CALL.

                   You will be asked to enter a CONTROL NUMBER which is located in the box in the lower right corner of this form. After entering your Control Number you will hear these instructions.

  ------------------------------------------------------------------------------
  OPTION 1:        To vote as your Board recommends on ALL items, press 1.
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  OPTION 2:        If you choose to vote on each item separately, press 0. You will hear these instructions:
  ------------------------------------------------------------------------------
                   ITEM A: To vote FOR ALL nominees, press 1; to WITHHOLD FOR
                   ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

                   ITEM B: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                   YOU MUST CONFIRM YOUR VOTE, WHEN ASKED, BY PRESSING 1.

VOTE BY INTERNET:  THE WEB ADDRESS IS http://www.eproxy.com/alt

RETURN THE ABOVE PROXY CARD ONLY IF YOU
DO NOT VOTE BY TELEPHONE OR INTERNET

THANK YOU FOR VOTING.

                        ALLEGHENY TELEDYNE INCORPORATED
                VOTING INSTRUCTION CARD FOR 1999 ANNUAL MEETING

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLEGHENY TELEDYNE INCORPORATED

o PERSONAL RETIREMENT AND 401(k) SAVINGS ACCOUNT PLAN
o RETIREMENT SAVINGS PLAN
o SAVINGS AND SECURITY PLAN OF THE LOCKPORT AND WATERBURY FACILITIES
o THE 401(k) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION (WASHINGTON PLANT)

The undersigned hereby directs the Trustee of the above Plans to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Allegheny Teledyne Incorporated on May 13, 1999, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. OR, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN
                              ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                                                       ALLEGHENY
                                            [LOGO]     TELEDYNE
                                                       INCORPORATED
                                                       1000 Six PPG Place
                                                       Pittsburgh, PA 15222-5479

o PERSONAL RETIREMENT AND 401(k) SAVINGS ACCOUNT PLAN
o RETIREMENT SAVINGS PLAN
o SAVINGS AND SECURITY PLAN OF THE LOCKPORT AND WATERBURY FACILITIES
o THE 401(k) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION (WASHINGTON PLANT)

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Allegheny Teledyne Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by May 10, 1999. If the Trustee does not receive your instructions by May 10, 1999, the plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.


                                                                                                                 Please mark
                                                                                                                 your votes as [X]
                                                                                                                 indicated in
                                                                                                                 this example
IF YOU SIGN AND RETURN THIS CARD BUT DO NOT SPECIFY A VOTE, YOUR PLAN SHARES WILL BE VOTED FOR BOTH ITEMS.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS A AND B:
A. ELECTION OF THE FIVE NOMINEES AS DIRECTORS: 01 R.P. Bozzone   04 W.C. McClelland
        FOR all             WITHHELD           02 F.V. Cahouet   05 C.J. Queenan, Jr.
    nominees (except    from all nominees      03 F.J. Lucchino
     as indicated)
         [ ]                   [ ]       (To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows:

                                         ------------------------------------------------------------------------------.)

B. SELECTION OF AUDITORS.

    FOR      AGAINST     ABSTAIN
    [ ]        [ ]         [ ]




                                                                          -----------
                                                                                    |        DATE:                            , 1999
                                                                                    |             ----------------------------
                                                                                    |
                                                                                    |        ---------------------------------------
                                                                                                         (SIGNATURE)
                                                                                             PLEASE SIGN EXACTLY AS YOUR NAME
                                                                                             APPEARS AT THE LEFT.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY.
                            YOU CAN VOTE THREE WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

   OR
   --

2. Vote by internet at our internet address: http://www.eproxy.com/alt

   OR
   --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

     ----------------------------------------------------------------------
     [PHONE GRAPHIC]    VOTE BY TELEPHONE OR INTERNET    [COMPUTER GRAPHIC]
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
 **IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET, PLEASE FOLLOW THE
                              INSTRUCTIONS BELOW**
--------------------------------------------------------------------------------

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:     FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
                   TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU
                   FOR THIS CALL.

                   You will be asked to enter a CONTROL NUMBER which is located in the box in the lower right corner of this form. After entering your Control Number you will hear these instructions.

  ------------------------------------------------------------------------------
  OPTION 1:        To vote as your Board recommends on ALL items, press 1.
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  OPTION 2:        If you choose to vote on each item separately, press 0. You will hear these instructions:
  ------------------------------------------------------------------------------
                   ITEM A: To vote FOR ALL nominees, press 1; to WITHHOLD FOR
                   ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

                   ITEM B: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                   YOU MUST CONFIRM YOUR VOTE, WHEN ASKED, BY PRESSING 1.

VOTE BY INTERNET:  THE WEB ADDRESS IS http://www.eproxy.com/alt

RETURN THE ABOVE PROXY CARD ONLY IF YOU
DO NOT VOTE BY TELEPHONE OR INTERNET

THANK YOU FOR VOTING.

                        ALLEGHENY TELEDYNE INCORPORATED
                VOTING INSTRUCTION CARD FOR 1999 ANNUAL MEETING

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLEGHENY TELEDYNE INCORPORATED

                           TELEDYNE, INC. 401(k) PLAN

The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Stockholders of Allegheny Teledyne Incorporated on May 13, 1999, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.


PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. OR, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


  IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND
                           SIGN ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                       ALLEGHENY
                                            [LOGO]     TELEDYNE
                                                       INCORPORATED
                                                       1000 Six PPG Place
                                                       Pittsburgh, PA 15222-5479

TELEDYNE, INC. 401(k) PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Allegheny Teledyne Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by May 10, 1999. If the Trustee does not receive your instructions by May 10, 1999, the plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.


                                                                                                                 Please mark
                                                                                                                 your votes as [X]
                                                                                                                 indicated in
                                                                                                                 this example
IF YOU SIGN AND RETURN THIS CARD BUT DO NOT SPECIFY A VOTE, YOUR PLAN SHARES WILL BE VOTED FOR BOTH ITEMS.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS A AND B:
A. ELECTION OF THE FIVE NOMINEES AS DIRECTORS: 01 R.P. Bozzone   04 W.C. McClelland
        FOR all             WITHHELD           02 F.V. Cahouet   05 C.J. Queenan, Jr.
    nominees (except    from all nominees      03 F.J. Lucchino
     as indicated)
         [ ]                   [ ]       (To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows:

                                         ------------------------------------------------------------------------------.)

B. SELECTION OF AUDITORS.

    FOR      AGAINST     ABSTAIN
    [ ]        [ ]         [ ]




                                                                          ------------
                                                                                     |       DATE:                            , 1999
                                                                                     |           ----------------------------
                                                                                     |
                                                                                     |       ---------------------------------------
                                                                                                           (SIGNATURE)
                                                                                             PLEASE SIGN EXACTLY AS YOUR NAME
                                                                                             APPEARS AT THE LEFT.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY.
                            YOU CAN VOTE THREE WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

   OR
   --

2. Vote by internet at our internet address: http://www.eproxy.com/alt

   OR
   --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

     ----------------------------------------------------------------------
     [PHONE GRAPHIC]    VOTE BY TELEPHONE OR INTERNET    [COMPUTER GRAPHIC]
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
 **IF YOU WISH TO VOTE YOUR SHARES BY TELEPHONE OR INTERNET, PLEASE FOLLOW THE
                              INSTRUCTIONS BELOW**
--------------------------------------------------------------------------------

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:     FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
                   TELEPHONE 1-800-840-1208 ANYTIME. THERE IS NO CHARGE TO YOU
                   FOR THIS CALL.

                   You will be asked to enter a CONTROL NUMBER which is located in the box in the lower right corner of this form. After entering your Control Number you will hear these instructions.

  ------------------------------------------------------------------------------
  OPTION 1:        To vote as your Board recommends on ALL items, press 1.
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  OPTION 2:        If you choose to vote on each item separately, press 0. You will hear these instructions:
  ------------------------------------------------------------------------------
                   ITEM A: To vote FOR ALL nominees, press 1; to WITHHOLD FOR
                   ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

                   ITEM B: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                   YOU MUST CONFIRM YOUR VOTE, WHEN ASKED, BY PRESSING 1.

VOTE BY INTERNET:  THE WEB ADDRESS IS http://www.eproxy.com/alt

RETURN THE ABOVE PROXY CARD ONLY IF YOU
DO NOT VOTE BY TELEPHONE OR INTERNET

THANK YOU FOR VOTING.

                        ALLEGHENY TELEDYNE INCORPORATED
                VOTING INSTRUCTION CARD FOR 1999 ANNUAL MEETING

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLEGHENY TELEDYNE INCORPORATED

       OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK COMPENSATION PLAN
                 OREGON METALLURGICAL CORPORATION SAVINGS PLAN

The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Stockholders of Allegheny Teledyne Incorporated on May 13, 1999, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.


PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. OR, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN
                              ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                       ALLEGHENY
                                            [LOGO]     TELEDYNE
                                                       INCORPORATED
                                                       1000 Six PPG Place
                                                       Pittsburgh, PA 15222-5479

OREGON METALLURGICAL CORPORATION EMPLOYEE STOCK COMPENSATION PLAN
OREGON METALLURGICAL CORPORATION SAVINGS PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Allegheny Teledyne Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by May 10, 1999. If the Trustee does not receive your instructions by May 10, 1999, the plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.